Exhibit (d.2)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 1-3 Year Credit Bond ETF (formerly known as iShares Barclays 1-3 Year Credit Bond Fund)	0.20%
iShares 1-3 Year Treasury Bond ETF (formerly known as iShares Barclays 1-3 Year Treasury Bond Fund)	0.15%
iShares 3-7 Year Treasury Bond ETF (formerly known as iShares Barclays 3-7 Year Treasury Bond Fund)	0.15%
iShares 7-10 Year Treasury Bond ETF (formerly known as iShares Barclays 7-10 Year Treasury Bond Fund)	0.15%
iShares 10+ Year Credit Bond ETF (formerly known as iShares 10+ Year Credit Bond Fund)	0.20%
iShares 10-20 Year Treasury Bond ETF (formerly known as iShares Barclays 10-20 Year Treasury Bond Fund)	0.15%
iShares 20+ Year Treasury Bond ETF (formerly known as iShares Barclays 20+ Year Treasury Bond Fund)	0.15%

iShares 2013 S&P AMT-Free Municipal Series	0.30%
iShares 2014 S&P AMT-Free Municipal Series	0.30%
iShares 2015 S&P AMT-Free Municipal Series	0.30%
iShares 2016 S&P AMT-Free Municipal Series	0.30%
iShares 2017 S&P AMT-Free Municipal Series	0.30%
iShares 2018 S&P AMT-Free Municipal Series	0.30%
iShares 2019 S&P AMT-Free Municipal Series	0.30%

iShares 2016 Investment Grade Corporate Bond ETF	0.10%
iShares 2018 Investment Grade Corporate Bond ETF	0.10%
iShares 2020 Investment Grade Corporate Bond ETF	0.10%
iShares 2023 Investment Grade Corporate Bond ETF	0.10%

iShares Aaa – A Rated Corporate Bond Fund	0.15%

iShares Agency Bond ETF (formerly known as iShares Barclays Agency Bond Fund)	0.20%

iShares B – Ca Rated Corporate Bond Fund	0.55%
iShares Baa – Ba Rated Corporate Bond Fund	0.30%

iShares Barclays 0-5 Year TIPS Bond Fund	0.20%
iShares Barclays CMBS Bond Fund	0.25%
iShares Barclays GNMA Bond Fund	0.25%
iShares Barclays TIPS Bond Fund	0.20%
iShares Barclays U.S. Treasury Bond Fund	0.15%

iShares California AMT-Free Muni Bond ETF (formerly known as iShares S&P California AMT-Free Municipal Bond Fund)	0.25%

iShares Cohen & Steers Realty Majors Index Fund	0.35%

Fund	Annual Fee
iShares Core Long-Term U.S. Bond ETF (formerly known as iShares 10+ Year Government/Credit Bond Fund)	0.12%
iShares Core MSCI EAFE ETF	0.14%
iShares Core MSCI Total International Stock ETF	0.16%
iShares Core S&P 500 ETF (formerly known as iShares S&P 500 Index Fund)	0.07%
iShares Core S&P Mid-Cap ETF (formerly known as iShares S&P MidCap 400 Index Fund)	0.14%
iShares Core S&P Small-Cap ETF (formerly known as iShares S&P SmallCap 600 Index Fund)	0.14%
iShares Core S&P Total U.S. Stock Market ETF (formerly known as iShares S&P 1500 Index Fund)	0.07%
iShares Core Short-Term U.S. Bond ETF	0.12%
iShares Core Total U.S. Bond Market ETF (formerly known as iShares Barclays Aggregate Bond Fund)	0.08%

iShares Credit Bond ETF (formerly known as iShares Barclays Credit Bond Fund)	0.20%

iShares Dow Jones International Select Dividend Index Fund	0.50%
iShares Dow Jones Select Dividend Index Fund†	0.40%
iShares Dow Jones U.S. Index Fund	0.20%

iShares Financials Sector Bond Fund	0.30%
iShares Floating Rate Note Fund	0.20%

iShares FTSE Developed Small Cap ex-North America Index Fund	0.50%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	0.48%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	0.48%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	0.48%
iShares FTSE EPRA/NAREIT North America Index Fund	0.48%
iShares FTSE NAREIT Real Estate 50 Index Fund	0.48%
iShares FTSE NAREIT Residential Plus Capped Index Fund	0.48%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	0.48%
iShares FTSE NAREIT Retail Capped Index Fund	0.48%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	0.48%

iShares Global Inflation-Linked Bond Fund	0.40%
iShares Government/Credit Bond ETF (formerly known as iShares Barclays Government/Credit Bond Fund)	0.20%
iShares High Dividend Equity Fund	0.40%

iShares iBoxx $ High Yield Corporate Bond ETF (formerly known as iShares iBoxx $ High Yield Corporate Bond Fund) ††	0.50%
iShares iBoxx $ Investment Grade Corporate Bond ETF (formerly known as iShares iBoxx $ Investment Grade Corporate Bond Fund)	0.15%

iShares India 50 ETF (formerly known as iShares S&P India Nifty 50 Index Fund)	0.89%
iShares Industrials Sector Bond Fund	0.30%

iShares Intermediate Credit Bond ETF (formerly known as iShares Barclays Intermediate Credit Bond Fund)	0.20%
iShares Intermediate Government/Credit Bond ETF (formerly known as iShares Barclays Intermediate Government/Credit Bond Fund)	0.20%

iShares International Inflation-Linked Bond Fund	0.40%

Fund	Annual Fee
iShares J.P. Morgan USD Emerging Markets Bond Fund††	0.60%

iShares MBS ETF (formerly known as iShares Barclays MBS Bond Fund)	0.25%

iShares Morningstar Large Core Index Fund	0.20%
iShares Morningstar Large Growth Index Fund	0.25%
iShares Morningstar Large Value Index Fund	0.25%
iShares Morningstar Mid Core Index Fund	0.25%
iShares Morningstar Mid Growth Index Fund	0.30%
iShares Morningstar Mid Value Index Fund	0.30%
iShares Morningstar Multi-Asset Income Index Fund	0.25%
iShares Morningstar Small Core Index Fund	0.25%
iShares Morningstar Small Growth Index Fund	0.30%
iShares Morningstar Small Value Index Fund	0.30%

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	0.48%
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	0.48%
iShares MSCI ACWI ex US Energy Sector Index Fund	0.48%
iShares MSCI ACWI ex US Financials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Health Care Sector Index Fund	0.48%
iShares MSCI ACWI ex US Industrials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Information Technology Sector Index Fund	0.48%
iShares MSCI ACWI ex US Materials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	0.48%
iShares MSCI ACWI ex US Utilities Sector Index Fund	0.48%
iShares MSCI All Country Asia ex Japan Small Cap Index Fund	0.75%
iShares MSCI All Country Asia Information Technology Index Fund	0.69%
iShares MSCI Australia Small Cap Index Fund	0.59%
iShares MSCI Canada Small Cap Index Fund	0.59%
iShares MSCI Denmark Capped Investable Market Index Fund	0.53%
iShares MSCI EAFE Growth Index Fund	0.40%
iShares MSCI EAFE Small Cap Index Fund	0.40%
iShares MSCI EAFE Value Index Fund	0.40%
iShares MSCI Emerging Markets Latin America Index Fund	0.68%
iShares MSCI Europe Financials Sector Index Fund	0.48%
iShares MSCI Far East Financials Sector Index Fund	0.48%
iShares MSCI Finland Capped Investable Market Index Fund	0.53%
iShares MSCI Germany Small Cap Index Fund	0.59%
iShares MSCI Hong Kong Small Cap Index Fund	0.59%
iShares MSCI India Index Fund	0.65%
iShares MSCI India Small Cap Index Fund	0.74%
iShares MSCI KLD 400 Social Index Fund	0.50%
iShares MSCI Kokusai ETF (formerly known as iShares MSCI Kokusai Index Fund)	0.25%
iShares MSCI Norway Capped Investable Market Index Fund	0.53%
iShares MSCI Singapore Small Cap Index Fund	0.59%
iShares MSCI South Korea Small Cap Index Fund	0.74%
iShares MSCI Taiwan Small Cap Index Fund	0.74%
iShares MSCI United Kingdom Small Cap Index Fund	0.59%
iShares MSCI USA ESG Select Social Index Fund	0.50%
iShares MSCI USA Minimum Volatility Index Fund	0.15%
iShares MSCI USA Momentum Factor ETF	0.15%
iShares MSCI USA Size Factor ETF	0.15%

Fund	Annual Fee
iShares MSCI USA Value Factor ETF	0.15%

iShares Nasdaq Biotechnology Index Fund	0.48%
iShares National AMT-Free Muni Bond ETF (formerly known as iShares S&P National AMT-Free Municipal Bond Fund)	0.25%
iShares New York AMT-Free Muni Bond ETF (formerly known as iShares S&P New York AMT-Free Municipal Bond Fund)	0.25%

iShares NYSE 100 Index Fund	0.20%
iShares NYSE Composite Index Fund	0.25%

iShares Russell 1000 Growth Index Fund	0.20%
iShares Russell 1000 Index Fund	0.15%
iShares Russell 1000 Value Index Fund	0.20%
iShares Russell 2000 Growth Index Fund†	0.25%
iShares Russell 2000 Index Fund†	0.20%
iShares Russell 2000 Value Index Fund†	0.25%
iShares Russell 3000 Growth Index Fund	0.25%
iShares Russell 3000 Index Fund	0.20%
iShares Russell 3000 Value Index Fund	0.25%
iShares Russell Microcap Index Fund	0.60%
iShares Russell Midcap Growth Index Fund	0.25%
iShares Russell Midcap Index Fund	0.20%
iShares Russell Midcap Value Index Fund	0.25%
iShares Russell Top 200 Growth Index Fund	0.20%
iShares Russell Top 200 Index Fund	0.15%
iShares Russell Top 200 Value Index Fund	0.20%

iShares S&P 100 Index Fund	0.20%
iShares S&P 500 Growth Index Fund	0.18%
iShares S&P 500 Value Index Fund	0.18%
iShares S&P Aggressive Allocation Fund	0.25%
iShares S&P Asia 50 Index Fund	0.50%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	0.35%
iShares S&P/Citigroup International Treasury Bond Fund	0.35%
iShares S&P Conservative Allocation Fund	0.25%
iShares S&P Developed ex-U.S. Property Index Fund	0.48%
iShares S&P Emerging Markets Infrastructure Index Fund	0.75%
iShares S&P Europe 350 Index Fund	0.60%
iShares S&P Global 100 Index Fund	0.40%
iShares S&P Growth Allocation Fund	0.25%
iShares S&P International Preferred Stock Index Fund	0.55%
iShares S&P Latin America 40 Index Fund†	0.50%
iShares S&P MidCap 400 Growth Index Fund	0.25%
iShares S&P MidCap 400 Value Index Fund	0.25%
iShares S&P Moderate Allocation Fund	0.25%
iShares S&P SmallCap 600 Growth Index Fund	0.25%
iShares S&P SmallCap 600 Value Index Fund	0.25%
iShares S&P Target Date Retirement Income Index Fund	0.25%
iShares S&P Target Date 2010 Index Fund	0.25%
iShares S&P Target Date 2015 Index Fund	0.25%
iShares S&P Target Date 2020 Index Fund	0.25%
iShares S&P Target Date 2025 Index Fund	0.25%

Fund	Annual Fee
iShares S&P Target Date 2030 Index Fund	0.25%
iShares S&P Target Date 2035 Index Fund	0.25%
iShares S&P Target Date 2040 Index Fund	0.25%
iShares S&P Target Date 2045 Index Fund	0.25%
iShares S&P Target Date 2050 Index Fund	0.25%
iShares S&P/TOPIX 150 Index Fund	0.50%
iShares S&P U.S. Preferred Stock Index Fund†	0.48%

iShares Short-Term National AMT-Free Muni Bond ETF (formerly known as iShares S&P Short Term National AMT-Free Municipal Bond Fund)	0.25%
iShares Short Treasury Bond ETF (formerly known as iShares Barclays Short Treasury Bond Fund)	0.15%

iShares Utilities Sector Bond Fund	0.30%

iSharesBond 2016 Corporate Term ETF	0.10%
iSharesBond 2018 Corporate Term ETF	0.10%
iSharesBond 2020 Corporate Term ETF	0.10%
iSharesBond 2023 Corporate Term ETF	0.10%

Advisory Fee for iShares PHLX, S&P Global and S&P U.S. Sector Funds

iShares PHLX SOX Semiconductor Sector Index Fund

iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares S&P North American Technology-Software Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

Advisory Fee for iShares FTSE China Funds

iShares FTSE China 25 Index Fund (formerly known as iShares FTSE/Xinhua

China 25 Index Fund)

iShares FTSE China (HK Listed) Index Fund

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets over $6.0 billion, up to and including $12.0 billion plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion

Advisory Fee for iShares Dow Jones Sector Funds

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion

Advisory Fee for iShares Category VI Funds:

iShares Human Rights Index Fund

iShares MSCI ACWI Index Fund

iShares MSCI ACWI ex US Index Fund

iShares MSCI All Country World Minimum Volatility Index Fund*

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Minimum Volatility Index Fund

0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for Category I Funds:

iShares MSCI Australia Index Fund*

iShares MSCI Austria Capped Investable Market Index Fund* (formerly known as iShares MSCI Austria Investable Market Index Fund)

iShares MSCI Belgium Capped Investable Market Index Fund* (formerly known as iShares MSCI Belgium Investable Market Index Fund)

iShares MSCI Canada Index Fund*

iShares MSCI EMU Index Fund*

iShares MSCI France Index Fund*

iShares MSCI Germany Index Fund*

iShares MSCI Hong Kong Index Fund*

iShares MSCI Ireland Capped Investable Market Index Fund

iShares MSCI Italy Capped Index Fund* (formerly known as iShares MSCI Italy Index Fund)

iShares MSCI Japan Index Fund*

iShares MSCI Japan Small Cap Index Fund*

iShares MSCI Malaysia Index Fund*

iShares MSCI Mexico Capped Investable Market Index Fund* (formerly known as iShares MSCI Mexico Investable Market Index Fund)

iShares MSCI Netherlands Investable Market Index Fund*

iShares MSCI New Zealand Capped Investable Market Index Fund (formerly known as iShares MSCI New Zealand Investable Market Index Fund)

iShares MSCI Singapore Index Fund*

iShares MSCI Spain Capped Index Fund* (formerly known as iShares MSCI Spain Index Fund)

iShares MSCI Sweden Index Fund*

iShares MSCI Switzerland Capped Index Fund* (formerly known as iShares MSCI Switzerland Index Fund)

iShares MSCI United Kingdom Index Fund*

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including

$11.0 billion

plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including

$24.0 billion

plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including

$48.0 billion

plus 0.40% per annum of the aggregate net assets of the Category I Funds in excess of $48.0 billion

Advisory Fee for Category II Funds:

iShares MSCI All Peru Capped Index Fund

iShares MSCI Brazil Capped Index Fund* (formerly known as iShares MSCI Brazil Index Fund)

iShares MSCI Brazil Small Cap Index Fund

iShares MSCI Chile Capped Investable Market Index Fund* (formerly known as iShares MSCI Chile Investable Market Index Fund)

iShares MSCI China Index Fund

iShares MSCI China Small Cap Index Fund

iShares MSCI Indonesia Investable Market Index Fund

iShares MSCI Israel Capped Investable Market Index Fund*

iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Capped Investable Market Index Fund (formerly known as iShares MSCI Poland Investable Market Index Fund

iShares MSCI Russia Capped Index Fund**

iShares MSCI South Africa Index Fund*

iShares MSCI South Korea Capped Index Fund* (formerly known as iShares MSCI South Korea Index Fund)

iShares MSCI Taiwan Index Fund*

iShares MSCI Thailand Capped Investable Market Index Fund* (formerly known as iShares MSCI Thailand Investable Market Index Fund)

iShares MSCI Turkey Investable Market Index Fund*

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including

$4.0 billion

plus 0.64% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets of the Category II Funds in excess of $32.0 billion

Advisory Fee for Category IV Funds

iShares MSCI All Country Asia ex Japan Index Fund

iShares MSCI BRIC Index Fund*

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund*

iShares MSCI Emerging Markets Eastern Europe Index Fund*

iShares MSCI Emerging Markets Energy Sector Capped Index Fund*

iShares MSCI Emerging Markets Financials Sector Index Fund

iShares MSCI Emerging Markets Index Fund*

iShares MSCI Emerging Markets Materials Sector Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund*

iShares MSCI Emerging Markets Small Cap Index Fund*

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds over $14.0 billion, up to and including $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds over $28.0 billion, up to and including $42.0 billion plus 0.56% per annum of the aggregate net assets of the Category IV Funds over $42.0 billion, up to and including $56.0 billion plus 0.50% per annum of the aggregate net assets of the Category IV Funds over $56.0 billion, up to and including $70.0 billion plus 0.45% per annum of the aggregate net assets of the Category IV Funds over $70.0 billion, up to and including $84.0 billion plus 0.40% per annum of the aggregate net assets of the Category IV Funds in excess of $84.0 billion

†	The management fee charged on the aggregate average daily net assets of the iShares Dow Jones Select Dividend Index Fund, iShares MSCI Pacific ex-Japan Index Fund*, iShares Russell 2000 Growth Index Fund, iShares Russell 2000 Index Fund, iShares Russell 2000 Value Index Fund, iShares S&P Latin America 40 Index Fund and iShares S&P U.S. Preferred Stock Index Fund in excess of $46.0 billion is reduced by 5.0% per annum.
††	The management fee charged on the aggregate average daily net assets of the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares J.P. Morgan USD Emerging Markets Bond Fund in excess of $19.0 billion is reduced by 5.0% per annum.
*	This Fund is a fund of iShares, Inc.
**	This Fund is a fund of iShares MSCI Russia Capped Index Fund, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on June 10-11, 2013.